                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): FEBRUARY 6, 2007



                                  CATUITY INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                              000-30045                            38-3518829
(State or other jurisdiction            (Commission File Number)                    (IRS Employer
       of incorporation)                                                          Identification No.)



300 PRESTON AVE., SUITE 302
 CHARLOTTESVILLE, VA 22902                              (434) 979-0724
   (Address of principal                        (Registrant's telephone number,
     executive offices)                               including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b), under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c), under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On February 6, 2007 the Company issued a press release entitled: "Catuity Stockholders Approve Capital Raise, Company Using Funds to Grow Sales, Retailer Deployments".


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  CATUITY INC.
                                  (Registrant)


                           By /s/ Debra Hoopes
                              Debra Hoopes
                              Senior Vice President and Chief Financial Officer


Date: February 6, 2007

                                 EXHIBIT INDEX

Exhibit No.   Description of Exhibits
-----------   -----------------------
99.1          Press Release dated February 6, 2007


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